UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2018

MJ BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                              109 East 17th Street, Suite 80

Cheyenne, Wyoming  82001

(Address of principal executive offices, including zip code)

(561) 523-3830

(Registrant ’ s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On  October 22, 2018, the Company entered in a Joint Venture Agreement with ___________________

_____________________________Sofia, Bulgaria, represented by __________              _____________

____________________________________for the sale and distribution on beverages..

During the term of the Joint venture the Company is to provide at least $ 500,000 in working capital for the specific purpose of the purchase, marketing and promotion of beverage products;

The general contribution of __________ towards the Joint Venture shall be to provide the Joint Venture, on an exclusive basis, the continuous supply of_______________________________________________ _______________________________________________for sale and marketing by the Joint Venture.

The parties to the Joint Venture will share equally in the profits of the Joint Venture.

Item 9.01 Exhibits.

99.01 Joint Venture Agreement (redacted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ BIOTECH, INC

Dated October 23, 2018	By:	/s/ Maxine Pierson
Maxine Pierson
Chief Executive Officer